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[SOURCE CAPITAL, INC. LOGO]



THIRD QUARTER REPORT
SEPTEMBER 30, 2003

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                             OFFICERS AND DIRECTORS


[SOURCE CAPITAL, INC. LOGO]


DIRECTORS
Willard H. Altman, Jr.
Wesley E. Bellwood
Eric S. Ende
David Rees
Paul G. Schloemer
Lawrence J. Sheehan


OFFICERS
Eric S. Ende, PRESIDENT AND CHIEF INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND FIXED-INCOME MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER


INVESTMENT ADVISER
First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225


CUSTODIAN
State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL
O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR
Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING
New York Stock Exchange:
Symbols: SOR  Common Stock
         SOR+ Preferred Stock

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                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

  During the most recent quarter, Source Capital's total net assets increased to $474,074,547 from $441,586,679 at mid-year. Net asset value per Common Share increased to $51.05 at September 30, 2003 from $47.25 at June 30, 2003. This increase includes payment of a $0.875 cash distribution during the quarter.

INVESTMENT RESULTS

  In the most recent quarter, Source Capital's net asset value per share of Common Stock increased 9.9% while total net assets rose 8.9% with both comparisons reflecting reinvestment of dividends and distributions paid during the period. In comparison, the Russell 2500 Index increased 8.8% during the quarter, also on a reinvested basis.

  For the nine months ended September 30, 2003, the net asset value of Source Capital Common Stock increased by 29.3% including reinvestment of distributions paid during the period, while total net assets rose 26.0%. These changes compare with a total positive return of 27.2% for the Russell 2500 Index.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  A regular quarterly distribution at the rate of $0.875 per share was paid on September 15, 2003 to shareholders of record on August 22, 2003. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $3.50 Common distribution rate is dependent upon achieving investment results which will sustain a net asset value of approximately $35.00.

PREFERRED DIVIDENDS

  The regular Preferred dividend of $0.60 per share was paid on September 15, 2003 to shareholders of record on August 22, 2003. Asset coverage on the Preferred shares was 875% on September 30, 2003, compared with 815% at June 30, 2003 and 730% at year-end 2002. Net investment income provided Preferred dividend coverage of 58% in the third quarter and 71% for the nine months of the current year, compared with 86% and 80%, respectively, in the corresponding periods of 2002.

MARKET PRICE OF SOURCE CAPITAL SHARES

  After decreasing from $52.85 to $51.80 in the first half of 2003, the market price of Source Capital Common Stock increased to $56.30 at September 30, 2003. This $4.50 increase in market price was more than the $3.80 rise in net asset value during the quarter. As a result, the market premium to net asset value increased to 10.3% at September 30, 2003 from 9.6% at mid-year. The market price of Source Capital Preferred Stock decreased to $32.15 at September 30, 2003 from $32.60 at June 30, 2003.

COMMENTARY

  The 1990's "go-go" attitude of business excess and questionable ethics appears to have spread to the investment management industry. It is with dismay and sadness that we have witnessed a broad cross section of mutual fund companies violating their investors' trust. At First Pacific Advisors, the Investment Adviser to Source, we have always placed the interest of our clients and shareholders first, even if this put us out of step with the rest of the industry. Let me cite two examples. We have sought to discourage market timers and trading in our open-end mutual

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funds by instituting redemption fees and deferred sales charges on purchases held for less than 90 days and by refusing to accept orders from brokers or financial planners with a past record of short-term trading. We have on several occasions closed mutual funds and institutional products to new investors when we felt unable to deploy additional funds effectively, placing the returns of our investors ahead of asset growth for the firm.

  We view our shareholders and clients as our partners, and we can assure you that the protection and growth of your assets will continue to be paramount in our thinking. We thank you for the trust you have placed in us. (A fuller discussion of this topic appears on our website at www.fpafunds.com.)

  As is often the case, the stock market has paid little attention to the caution we expressed three months ago, and has continued to advance strongly. In addition, it has become increasingly clear that the market's climb is being led by smaller and more speculative companies. From the March lows to late October, the Nasdaq and Russell 2000 are each up over 50%, while the S&P 500 has advanced "only" 32%. The best performing stocks have been those with the lowest stock prices, the smallest market caps and the least earnings.

  One consequence of this increasingly frothy environment is that it has become more and more difficult to find attractively priced stocks for the Source portfolio. As a result, cash levels are now approaching 10%, the highest in over five years.

  Source enjoyed another quarter of excellent performance with a third quarter gain of 9.9%, and a total of 29.3% for the year-to-date period, results which compare well with the benchmark Russell 2500 index. Over the longer three-and five-year periods, Source's performance has significantly exceeded that of the benchmark index.

                                       PERIODS ENDED SEPTEMBER 30, 2003
                           -----------------------------------------------------
                            QUARTER       YTD     ONE YEAR   3 YEARS*   5 YEARS*
                            -------      -----    --------   --------   --------
Source                         9.9%      29.3%      33.9%      13.7%       17.1%
Russell 2500                   8.8%      27.2%      35.6%       0.6%       10.0%
S&P 500                        2.7%      14.7%      24.4%     (10.1)%       1.0%
Nasdaq                        10.1%      33.8%      52.5%     (21.4)%       1.1%

* Annualized Returns

  In our shareholder letter for the first quarter of 2002, we commented on Source's meager holdings of bank stocks, and discussed one that we had recently purchased - National Commerce Financial. We are now back to inform shareholders that a second bank has been added to the Source portfolio - NORTH FORK BANCORPORATION.

  The financial and operating characteristics we seek in a potential bank investment are the same as described last year - high returns on capital, strong balance sheet and credit quality, low costs, and internal reinvestment opportunities. If we can combine these with a modest valuation, then we have a promising investment opportunity.

  North Fork meets these criteria:

  - INDUSTRY LEADING RETURNS on assets (2%) and equity (25%). These ratios are about 50% better than the average for similar banks.

  - PRISTINE CREDIT QUALITY - Loan charge-offs of about 10 bp annually - the equivalent of one bad loan in every 1000 made. The average for other banks is about five times higher.

  - LOW-COST OPERATION. North Fork's efficiency ratio, a measure which compares expenses to income, is in the low 30's, compared to mid-50's for the average bank.

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  -  REINVESTMENT OPPORTUNITIES. North Fork has been able to grow loans and deposits at double digit rates by opening branches and gaining market share among its retail and small business customer base.

  North Fork operates in the New York metropolitan area, with 175 branches, and about $20 billion in assets. Though $20 billion is a substantial bank, North Fork is small by New York standards, having only 3% of a $400 billion+ size market, one dominated by Citigroup and Morgan Chase, with a 65% combined market share and $2 trillion in assets.

  We typically prefer companies with leading market shares. In this case, however, the market leaders are overly large and unresponsive to their customers. They are steadily losing share to North Fork and other more nimble competitors. North Fork is often able to staff its new branches with experienced bankers laid-off or retired early by Citi or Morgan. They bring North Fork years of experience, as well as many loyal customers, and thrive in North Fork's more entrepreneurial environment.

  In recent years, North Fork has concentrated its branch expansion in Manhattan. It has increased deposits there from $1 billion at December, 2000 to $3 billion now, but still has only a 1 1/2% share of a $220 billion deposit market. Though immature, its average Manhattan branch has $125 million in deposits, compared with $80 million for its other branches. At maturity, its branches in Manhattan could easily be three times as large as now at $300-400 million each.

  Not surprisingly, North Fork's excellent operating record kept its valuation relatively high for many years, and made us reluctant to establish a position. A 30% decline in the share price, starting in the Summer of 2002, provided us with an opportunity to buy North Fork at a much improved valuation.

  This decline in price, which affected other banks as well, was driven by valid concerns. First, net interest margins were being squeezed, as the rates which banks could earn on their loans and securities investments were declining faster than the rates they paid on their deposits. Second, the market was worried that the recession would significantly increase the losses banks would suffer on their loan portfolios.

  While we recognized that these issues were real, we felt that the decline in net interest margin was likely to be only temporary, as interest rates would not remain at extremely low levels indefinitely. The threat of loan losses was less of a concern, in our opinion, for North Fork than for other banks. North Fork's business model was based on paying less for deposits and making lower-risk loans. A partial list of types of loans North Fork does NOT make is instructive -- credit card, home equity, sub-prime, syndication's, etc.

  In addition, the market's concerns did not point to a permanent reduction in the earnings power or underlying business value of North Fork, or banks in general. Having a long investment horizon, we felt that this decline in price gave us an excellent entry point, and we started to buy North Fork in late 2002, continuing at lower prices into the second quarter of this year. At an average cost of about $32 per share, we paid just 12x trailing earnings. We believe that Source shareholders will earn an attractive return on their North Fork investment over a period of several years.

                                                  Respectfully submitted,

                                                  /s/ Eric S. Ende

                                                  Eric S. Ende
                                                  President and
                                                    Chief Investment Officer
                                                  October 30, 2003

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                             MAJOR PORTFOLIO CHANGES
                        Quarter Ended September 30, 2003

                                                         SHARES OR          OWNERSHIP AT
                                                        FACE AMOUNT       SEPTEMBER 30, 2003
                                                   --------------------  --------------------
NET PURCHASES

COMMON STOCKS
Cal Dive International, Inc.                               150,000 shs.          725,000 shs.
Noble Corporation                                           55,000 shs.          440,000 shs.
North Fork Bancorporation, Inc.                             60,000 shs.          370,000 shs.
Office Depot, Inc.                                         105,000 shs.          900,000 shs.
Renal Care Group, Inc.                                      80,000 shs.          350,000 shs.
Tidewater Inc.                                              70,000 shs.          456,300 shs.

NON-CONVERTIBLE SECURITY
Orbital Sciences Corporation -- 9% 2011            $     2,000,000       $     2,000,000

NET SALES

COMMON STOCKS
Advanced Fibre Communications, Inc.                        120,000 shs.          480,000 shs.
Clayton Homes, Inc.                                      1,216,600 shs.            --0--
HON INDUSTRIES Inc.                                         81,800 shs.          350,000 shs.
IDEX Corporation                                            22,000 shs.          341,000 shs.
SanDisk Corporation                                        384,000 shs.          410,000 shs.

NON-CONVERTIBLE SECURITIES
Advantica Restaurant Group, Inc. -- 11.25% 2008    $     2,131,100                 --0--
Oshkosh Truck Corporation -- 8.75% 2008            $     2,000,000                 --0--
Packaged Ice Inc. -- 9.75% 2005                    $     2,000,000                 --0--

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                        COMPOSITION OF TOTAL NET ASSETS*
                               September 30, 2003

Investment securities (cost $312,010,876):
  Common stocks                                                     $ 379,251,110
  Convertible securities                                               23,198,650
  Non-convertible securities                                           26,538,896
                                                                    -------------
                                                                    $ 428,988,656

Cash, receivables, short-term corporate notes, less liabilities        45,085,891
                                                                    -------------
Total Net Assets at September 30, 2003                              $ 474,074,547
                                                                    =============
Assets applicable to Preferred Stock at a liquidation preference
  of $27.50 per share (asset coverage 875%)                         $  54,153,330
                                                                    =============
Net Assets applicable to Common Stock -- $51.05 per share           $ 419,921,217
                                                                    =============
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                         SUMMARY FINANCIAL INFORMATION*

                                           FOR THE PERIODS ENDED SEPTEMBER 30, 2003
                                  ----------------------------------------------------------
                                           NINE MONTHS                   THREE MONTHS
                                  ---------------------------    ---------------------------
                                       TOTAL           PER           TOTAL            PER
                                        NET           COMMON          NET            COMMON
                                      ASSETS           SHARE         ASSETS          SHARE
                                  ---------------    --------    ---------------    --------
Beginning of period               $   395,175,835    $  41.90    $   441,586,679    $  47.25

Net gain on investments,
  realized and unrealized              97,366,280       11.88         38,794,759        4.73
Net investment income                   2,504,766        0.31            690,569        0.09
Quarterly dividends to
  Preferred shareholders               (3,544,582)      (0.43)        (1,181,528)      (0.14)
Quarterly distributions to
  Common shareholders                 (21,448,320)      (2.63)        (7,174,990)      (0.88)
Proceeds from shares issued
  for distributions reinvested
  by shareholders                       4,020,568        0.02          1,359,058          --
                                  ---------------    --------    ---------------    --------
Net changes during period         $    78,898,712    $   9.15    $    32,487,868    $   3.80
                                  ---------------    --------    ---------------    --------
End of period                     $   474,074,547    $  51.05    $   474,074,547    $  51.05
                                  ===============    ========    ===============    ========

                                 SEPT. 30, 2003   JUNE 30, 2003   DEC. 31, 2002
                                 --------------   -------------   -------------
Common market price per share      $    56.30      $    51.80      $    52.85
Common market premium to
  net asset value                        10.3%            9.6%           26.1%
Preferred asset coverage                  875%            815%            730%
Preferred market price per share   $    32.15      $    32.60      $    30.81

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.

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SOURCE CAPITAL, INC.                                                PRESORTED
                                                                     STANDARD
11400 West Olympic Boulevard, Suite 1200                           U.S. POSTAGE
Los Angeles, California 90064                                         PAID
                                                                       MIS